UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:  January 22, 2018

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Park East Drive, Suite 300 Beachwood, OH 44122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01	Entry into Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K regarding the Credit Agreement, Pledge and Security Agreements, Guaranty Agreement and Note is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on November 17, 2017, Real Industry, Inc. (the “Company”), Real Alloy Intermediate Holding, LLC (“RAIH”), Real Alloy Holding, Inc. (“Real Alloy”) and certain of Real Alloy’s wholly-owned U.S. subsidiaries (collectively with RAIH and Real Alloy, the “Real Alloy Debtors,” and the Real Alloy Debtors with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Real Industry, Inc., et al.”, Case No. 17-12464, in the Bankruptcy Court (the “Chapter 11 Proceedings”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions and orders of the Bankruptcy Code.

RELY DIP Order

On January 22, 2018, the Bankruptcy Court entered a final order, the Order (I) Authorizing Real Industry, Inc. to Obtain Senior Secured, Superpriority, Postpetition Financing, (II) Granting Liens and Providing Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay in Connection Therewith, (IV) Authorizing Real Industry, Inc. to Obtain the Equity Commitment, and (V) Granting Related Relief (the “210 DIP Order”),  approving the Company to enter into a senior-secured, superpriority debtor-in-possession credit facility in an aggregate principal amount of $5.5 million (the “210 DIP Facility”) with 210 Capital, LLC or an affiliate thereof  (“210 Capital”) and the Private Credit Group of Goldman Sachs Asset Management, L.P. or one or more of their managed funds or accounts (“GSAM,” and together with 210 Capital, the “Lenders”). The Company previously described the 210 DIP Facility in its Current Report on Form 8-K, filed on January 17, 2018 (the “January 17 Form 8-K”).  The 210 DIP Facility applies only to the Company, and not the Real Alloy Debtors, who have their separate DIP financing, as previously disclosed.

The 210 DIP Order authorized, among other things, the Company to (i) enter into the Credit Agreement (as defined below), related agreements securing and guaranteeing the 210 DIP Facility, and other ancillary agreements (collectively, such agreements, the “DIP Documents”) with the Lenders and certain non-Debtor subsidiaries of the Company; (ii) use the 210 DIP Facility in accordance with the proposed budget provided in connection with the 210 DIP Order and 210 DIP Facility, as updated with the Lenders from time to time (the “Budget”);  (iii) obtain the commitment of the Lenders as set forth in the commitment letter of the Lenders (as previously disclosed in the January 17 Form 8-K, the “210 Commitment Letter”) regarding the purchase of 45-49% of the outstanding common stock of the Company for a purchase price of $17.5 million (the “Equity Commitment”); and (iv) pay all fees, interest, expenses and indemnities provided in the 210 DIP Documents and related to the 210 DIP Facility, including the Upfront Fee (as defined below), a $300,000 cash payment and issuance of up to 4.9% of the Company’s outstanding common stock as a break-up  fee if the Equity Commitment is terminated by the Company without Lenders’ consent (together, the “Break-Up Fee”), and the reasonable fees of Lenders’ counsel, advisors and consultants in connection with the 210 DIP Facility.  The 210 DIP Order grants the Lenders superpriority administrative claims under the Bankruptcy Code, all liens provided in the DIP Documents, and priority of repayment in the event of any additional financing by the Company; provided, however, that the 210 DIP Order provides, and the Lenders have agreed, that any proceeds from the sale of the Real Alloy Debtors’ assets distributed to the Company in the Chapter 11 Proceedings shall, after repayment of all outstanding 210 DIP Facility obligations in full, be distributed to the existing stakeholders of the Company in accordance with the priority scheme in the Bankruptcy Code and not distributed to Lenders by any other means (including in respect of any equity of the Lenders from the Equity Commitment or the Break-Up Fee).

Further, the 210 DIP Order approved the previously disclosed milestones related to the 210 DIP Facility and Equity Commitment, in each case to be satisfied satisfactorily to Lenders, including: (i) the Company’s filing, in each case in form satisfactory to Lenders, of a plan of reorganization in the Chapter 11 Proceedings (the “Plan of Reorganization”) and related disclosure statement (such disclosure statement, the “Disclosure Statement”) with the Bankruptcy Court on or before February 16, 2018; (ii) entry of an order by the Bankruptcy Court approving the Disclosure Statement on or before March 29, 2018 (subject to court availability); (iii) the parties’ execution of definitive documents related to the Equity Commitment no later than five days prior to the hearing of the Bankruptcy Court to consider confirmation of the Plan of Reorganization; (iv) entry of the Confirmation Order on or before May 1, 2018 (subject to court availability); and (v) the Company’s satisfaction of all conditions to consummate the Plan of Reorganization no later than ten days after the entry of the Confirmation Order.

The Bankruptcy Court approved the Company’s borrowing of up to $4.0 million of the 210 DIP Facility pursuant to the terms of the DIP Documents upon entry of the 210 DIP Order (the “Initial Loans”), and approved the Company’s borrowing of the $1.5 million balance of the 210 DIP Facility on or after January 31, 2018 to the extent no party in interest files an objection to the increase from the originally contemplated $4.0 million amount of the DIP facility by such date.

RELY DIP Documents

In connection with the 210 DIP Facility, following entry of the 210 DIP Order, on January 24, 2018, the Company, as borrower, entered into that certain Debtor-in-Possession Credit Agreement with 210/Rely Capital, L.P., an affiliate of 210 Capital (“DIP Agent”), and certain managed accounts of GSAM (the “Credit Agreement”). On the same date, the Lenders funded the Initial Loans of the 210 DIP Facility.

Concurrently with the Credit Agreement, on January 24, 2018, the Company’s wholly owned direct subsidiaries, SGGH, LLC and Cosmedicine, LLC (collectively, the “Guarantors”), executed that certain Guaranty Agreement with DIP Agent  (the “Guaranty Agreement”), whereby the Guarantors agreed to guarantee the full payment of the Company’s obligations under the Credit Agreement and DIP Documents.  Also concurrently, the Company and each of the Guarantors entered into their own Pledge and Security Agreement with the DIP Agent (collectively, the “Pledge and Security Agreements”), pursuant to which each pledged a security interest in its current and future properties, assets and rights, wherever located, and all proceeds and products thereof (collectively, the “Collateral”) to the DIP Agent in order to secure the performance of the Company and the Guarantors under the DIP Documents. The Pledge and Security Agreements also provide for the customary perfection and priority of the Lenders’ rights in the Collateral. In addition, the Company executed a customary promissory note to evidence its repayment obligation to DIP Agent (the “Note”) under the Credit Agreement.  The Credit Agreement requires execution and delivery of deposit account control agreements covering all of the Company’s deposit accounts (other than a specific excluded account) within 20 business days following January 24, 2018.

The Credit Agreement provides the 210 DIP Facility as authorized by the 210 DIP Order (as described above) and on the terms of the 210 Commitment Letter.  Namely, the 210 DIP Facility will mature on the earliest (such earliest date, the “Maturity Date”) of (a) November 17, 2018; (b) the effective date of a Chapter 11 plan of reorganization for the Company that is confirmed by the Bankruptcy Court; or (c) the acceleration of the 210 DIP Facility and related termination of the commitments thereunder, including as a result of an Event of Default (as defined in the Credit Agreement) or default under the 210 DIP Order.  Interest on the amounts borrowed under the 210 DIP Facility will accrue and be payable monthly at a rate of 11% per annum; an additional 2.00% per annum will apply during the continuance of an Event of Default, payable monthly.

The funds under the 210 DIP Facility are to be used in accordance with the Budget, and the Company’s variance from the Budget cannot exceed 10% of total operating disbursements or 10% of other budget categories, on a line-item basis. Once the Company has repaid or prepaid any amounts under the 210 DIP Facility, such amounts may not be reborrowed.

The Company has a mandatory repayment obligation upon the occurrence of certain mandatory repayment events, including the issuance of debt or equity securities (other than the issuance of shares under the Break-Up Fee or Equity Commitment) or an asset sale, catastrophic event or extraordinary receipt (a “Mandatory Prepayment”). The Company must make Mandatory Prepayments, and may elect to make optional repayments, by paying the redemption price of 100% of the principal amount of the borrowing under the 210 DIP Facility to be repaid, plus accrued and unpaid interest to the date of redemption, plus an amount (the “Make-Whole Amount”) that is the greater of (1) 2.0% of the repayment amount and (2) the amount equal to the difference between (x) the aggregate amount of interest that would have been paid in respect of the repayment amount between the repayment date and November 17, 2018 and (y) the aggregate amount of interest Lenders would earn if they reinvested the repayment amount for the same time period at the Treasury Rate (as defined in the Credit Agreement) plus 50 basis points. Upon the sale of certain specified assets of the Company or its non-Debtor subsidiaries, the sale proceeds will be used to pay down amounts borrowed under the 210 DIP Facility but such repayments will not require the payment of a Make-Whole Amount.

As previously disclosed, upon issuance of the Initial Loans, the Company paid an aggregate fee of $200,000 (the “Upfront Fee”) to the Lenders and will reimburse the reasonable and documented out-of-pocket fees and expenses, including legal, accounting or other professional fees of the Lenders in connection with the 210 DIP Facility and the DIP Documents.

The foregoing descriptions of the Credit Agreement, Pledge and Security Agreements, Guaranty Agreement and Note do not purport to be complete and are qualified in its entirety by reference to the Credit Agreement, Pledge and Security Agreement by the Company (which is substantially identical to the Pledge and Security Agreement executed by each of the Guarantors), Guaranty Agreement and Note filed as Exhibit 10.1, 10.2 (form of agreement with the Company), 10.3 and 10.4, respectively, hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 22, 2018, the Debtors filed their unaudited monthly operating report for the period from December 1, 2017 to December 31, 2017 (the “Monthly Operating Report”) with the Bankruptcy Court in the Chapter 11 Proceedings.  A copy of this report is contained in the attached Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed herein.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and in Exhibit 99.1 furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding the Monthly Operating Report

The Monthly Operating Report has been prepared by the Debtors solely for the purpose of complying with the monthly reporting requirements in the Chapter 11 Proceedings and is in a format acceptable to the United States Trustee. Any financial information contained therein is limited in scope and covers a limited time period. Such information is preliminary and unaudited, and is not prepared in accordance with U.S. generally accepted accounting principles (GAAP).

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Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in its securities during the pendency of the Chapter 11 Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Proceedings.

Additional Information on the Chapter 11 Proceedings

Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry.  Additional information on Real Industry can be found at its website www.realindustryinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company, Real Alloy and their subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: our financial and operational results, as well as our expectations for future financial trends and performance of our business in future periods; our strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on our businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for our businesses; the adequacy of the capital resources of our businesses and the difficulty in forecasting the liquidity requirements of the operations of our businesses; the unpredictability of our financial results while in Chapter 11 proceedings; our ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of Real Alloy’s senior secured notes, its asset-based facility lender, and its trade creditors; risks and uncertainties with performing under the terms of the Debtors’ debtor-in-possession (“DIP”) financing arrangements and any other arrangement with lenders or creditors while in Chapter 11 proceedings; the Debtors’ ability to operate our businesses within the terms of our respective DIP financing arrangements;  the forecasted uses of funds in the Debtors’ DIP budgets; the impact of Real Alloy’s Chief Restructuring Officer on its restructuring efforts and negotiations with creditors and other stakeholders in the Chapter 11 proceedings; our ability to retain employees, suppliers and customers as a result of Chapter 11 proceedings; the ability to pay any amounts under key employee incentive or retention plans adopted in connection with the Chapter 11 proceedings; Real Alloy’s ability to conduct business as usual in the United States and worldwide; Real Alloy’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from Real Alloy; our ability to continue to pay suppliers and vendors;  our ability to fund ongoing business operations through the applicable DIP financing arrangements; the use of the funds anticipated to be received in the DIP financing arrangements;  the ability to control costs during Chapter 11 proceedings; the risk that our Chapter 11 proceedings may be converted to cases under Chapter 7 of the Bankruptcy Code; the ability of the Company to preserve and utilize the NOLs following Chapter 11 proceedings; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to evaluate and close potential M&A opportunities; our long-term outlook; our preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the bankruptcy court; negotiations with Real Alloy’s debtholders,  our creditors and any committee approved by the bankruptcy court;  negotiations with lenders on the definitive DIP financing, equity investment and post-emergence credit facility documents; the Company’s ability to meet the closing conditions of its DIP financing, equity investment or post-emergence credit facilities; the Debtors’ ability to meet the requirements, and compliance with the terms, including restrictive covenants, of their respective DIP financing arrangements and any other financial arrangement while in Chapter 11 proceedings; changes in our operational or cash needs from the assumptions underlying our DIP budgets and forecasts; changes in our cash needs as compared to our historical operations or our planned reductions in operating expense; adverse litigation; changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of the recently approved U.S. tax legislation and any other changes in U.S. or non-U.S. tax laws on our operations or the value of our NOLs; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Real Industry, Inc.’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2017, August 8, 2017 and November 9, 2017 and Form 10-K filed with the SEC on March 13, 2017, and similar disclosures in subsequent reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS.  The following exhibits are filed herewith:

Exhibit 10.1Debtor-in-Possession Credit Agreement, dated as of January 24, 2018, by and among Real Industry, Inc., 210/Rely Capital, LP (as DIP Agent), and the DIP Lenders party thereto.

Exhibit 10.2Pledge and Security Agreement, dated as of January 24, 2018, by and between Real Industry, Inc. and 210/Rely Capital, LP.

Exhibit 10.3Guaranty Agreement, dated as of January 24, 2018, by and among SGGH, LLC, Cosmedicine, LLC and 210/Rely Capital, LP.

Exhibit 10.4Promissory Note, dated January 24, 2018, of Real Industry, Inc. in favor of 210/Rely Capital, LP.

Exhibit 99.1Final Order of the Bankruptcy Court, dated January 22, 2018, regarding the 210 DIP Facility.

Exhibit 99.2Monthly Operating Report to the Bankruptcy Court, dated January 22, 2018.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Debtor-in-Possession Credit Agreement, dated as of January 24, 2018, by and among Real Industry, Inc., 210/Rely Capital, LP (as DIP Agent), and the DIP Lenders party thereto.
10.2	Pledge and Security Agreement, dated as of January 24, 2018, by and between Real Industry, Inc. and 210/Rely Capital, LP.
10.3	Guaranty Agreement, dated as of January 24, 2018, by and among SGGH, LLC, Cosmedicine, LLC and 210/Rely Capital, LP.
10.4	Promissory Note, dated January 24, 2018, of Real Industry, Inc. in favor of 210/Rely Capital, LP.
99.1	Final Order of the Bankruptcy Court, dated January 22, 2018, regarding the 210 DIP Facility.
99.2	Monthly Operating Report to the Bankruptcy Court, dated January 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

anuayr
REAL INDUSTRY, INC.

Date: January 26, 2018	By:	/s/ Kelly G. Howard
	Name:	Kelly G. Howard
	Title:	Executive Vice President and General Counsel